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                                                                    EXHIBIT 23.2

September 3, 2002



CONSENT OF INDEPENDENT AUDITORS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of Technical Olympic USA, Inc. of our report dated January 31, 2001 included in the Form 10-K of Technical Olympic USA, Inc. for the year ended December 31, 2001 and to all references to our firm included in this registration statement



/s/ BDO Seidman, LLP